                       [LETTERHEAD OF HALLO ASSOCIATES]
                                                                   EXHIBIT 10.18
                                                                   -------------

                                  May 8, 1998


Mr. Reddi, President
Bactolac Pharmaceuticals
51 Brooklyn Avenue
Westbury,  N.Y.  11590

Dear Mr. Reddi:

This letter shall serve as a lease extension and expansion of your space at 40 New York Avenue (51 Brooklyn Avenue).

You shall have a 5 year lease on all the same terms and conditions as the existing lease, except that the rent for the entire building shall be as follows:

                             $ Annual       Month
                             --------       -----
      Year 1                 93,000.00   7,750.00
      Year 2                 97,185.00   8,098.75
      Year 3                101,558.32   8,463.19
      Year 4                106,128.44   8,844.03
      Year 5                110,904.21   9,242.01

You will have a new tax base as of the commencement date of the new 5 year lease. The new lease will be 100% of various charges rather than 43% which is the percentage based on the existing lease.

The new lease will commence within 10 days after LIN Industries vacates its space. You further agree take the space as is, broom clean.


Accepted & Agreed                          Accepted & Agreed


HARLO ASSOCIATES                           BACTOLAC

By: /s/                                    By: /s/
    --------------                             ---------------

                          HARLO ASSOCIATES, Landlord
                                      and
                        BACTOLAC PHARMACEUTICALS, INC.
                        ------------------------------

                                   I N D E X
                                   ---------


                                                              PAGE NO.
                                                              --------

PREMISES..........................................................1

TERM..............................................................1

USE...............................................................1

RENT..............................................................1

REPAIRS...........................................................1

COMPLIANCE WITH LAWS..............................................2

ASSIGNMENT........................................................2

NOTICE OF FIRE OR DEFECTIVE CONDITIONS............................2

LANDLORD'S RIGHT TO INSPECT.......................................3

LANDLORD'S RIGHT TO SHOW PREMISES.................................3

OPTION............................................................3

REPAIR OF GLASS...................................................4

AUTHORITY TO SIGN.................................................4

SIGNS.............................................................4

LANDLORD'S EXEMPTION FROM LIABILITY...............................4

LANDLORD'S RIGHT TO RE-ENTER......................................5

SUBORDINATION.....................................................5

SECURITY..........................................................5

NON-ASSIGNABILITY OF SECURITY.....................................5

DEFAULTS..........................................................6

WATER AND SEWER CHARGES...........................................6

TENANT'S LIABILITY AND FIRE INSURANCE.............................6

NO WAIVER OF LANDLORD'S RIGHTS....................................6

CONDEMNATION......................................................7

REMOVAL OF TRADE FIXTURES.........................................7

TENANT'S LIABILITY AFTER TERMINATION
OF LEASE..........................................................7

TENANT'S WAIVER OF REDEMPTION.....................................7

LANDLORD'S INABILITY TO SUPPLY SERVICE............................7

NO DIMINUTION OR ABATEMENT OF RENT................................8


                                                                        PAGE NO.
                                                                        -------
LANDLORD NOT LIABLE FOR FAILURE TO GIVE POSSESSION.....................      8

REAL ESTATE TAXES......................................................      8

NO OBSTRUCTIONS........................................................      9

NO ALTERATIONS.........................................................      9

ENVIRONMENTAL LAW...................................................... 9 & 10

UTILITIES..............................................................     11

UTILITIES EASEMENTS....................................................     11

DEFINITION OF STRUCTURAL REPAIRS.......................................     11

MECHANIC LIENS.........................................................     11

SUMMARY PROCEEDINGS....................................................     12

SURRENDER OF PREMISES..................................................     12

EVENT OF DEFAULT.......................................................     12

COUNTERCLAIM...........................................................     13

LANDLORD NO PERSONAL LIABILITY.........................................     13

NOTICES................................................................     14

BROKER.................................................................     14

TENANT'S INDEMNIFICATION...............................................     14

TENANT ESTOPPEL LETTER.................................................     15

QUIET ENJOYMENT........................................................     15

LANDLORD'S WORK LETTER.................................................     15

LATE CHARGE............................................................     15

EXTERIOR MAINTENANCE...................................................     16

HEAT, WATER AND HVAC...................................................     16

ENTIRE AGREEMENT.......................................................     16

INDEPENDENT CONVENANTS.................................................     16

RENT SCHEDULE..........................................................     18

SKETCH OF DEMISED PREMISED.............................................     19

          THIS AGREEMENT between HAROL ASSOCIATES, a partnership with offices at 275 Broad Hollow Road, Melville, New York, as Landlord, and BACTOLAC PHARMACEUTICALS, INC. a New York corporation having offices at 52-02 Grand Avenue, Maspeth, New York 11378, as Tenant.


                             W I T N E S S E T H:
                             --------------------

          The Landlord hereby leases to the Tenant a portion of premises 40 New York Avenue, New Castle, New York for a term of three (3) years to commence on the 1st day of June, 1996 and to end on the 31st day of May, 1999. Said premises are to be used and occupied only for office space and manufacturing of pharmaceutical products except for "gel caps" the manufacturing of which is strictly prohibited or any ancillary use in connection therewith and warehousing permitted by the Zoning and Building Code of the Town of North Hempstead, County of Nassau. Leased premises are 6,500 square feet, plus or minus. That annexed hereto is a sketch of the leased premises. Landlord represents that the building is 15,500 square feet and that this Tenant will be occupying forty two (42%) percent of said building.

                                     RENT
                                     ----

         1. That the Tenant shall pay for the first year of the Lease, the annual rental of $32,500.00 payable in equal monthly payments of $2,708.33 per month on the first day of each and every month. Attached hereto is a Rent Schedule which sets forth the annual rental and monthly rental for the entire term of this Lease. The Landlord and the Tenant agree that the basic rent shall be paid to the Landlord absolutely net without notice or demand and without abatement, deduction of setoff of any amount. All costs, expenses and obligations of any kind or nature whatsoever relating to the premises and the use or occupancy thereof, except for Landlord's debt service, shall be paid by the Tenant, except as otherwise expressly provided herein. All payments required to be paid by the Tenant under this Lease shall be deemed as additional rent. Landlord acknowledges receipt of three (3) months rent for the months of June, July and August, in the amount of $8,125.00. It being the understanding of the parties that the next rent payment shall be September 1, 1996.

                                    REPAIRS
                                    -------

        2. That the Tenant shall take good care of the premises and shall, at the Tenant's own cost and expense make all non-structural repairs and at the end or other expiration of the term, shall deliver up the demised premises in good order or condition, damages by the elements excepted.

                             COMPLIANCE WITH LAWS
                             --------------------

             3. That the Tenant shall promptly execute and comply with all statutes, ordinances, rules, orders, regulations and requirements of the Federal, State and Local Governments and of any and all their Departments and Bureaus applicable to said premises during said term; and shall also promptly comply with and execute all rules, orders and regulations of the New York Board of Fire Underwriters, or any other similar body at the Tenant's own cost and expense.

                                  ASSIGNMENT
                                  ----------

             4. (A) That the Tenant, successors, heirs, executors or administrators shall not assign this agreement, the premises, or any part thereof, or make any alterations on the premises, without the Landlord's consent in writing, which consent shall not be unreasonably withheld, or occupy, or permit or suffer the same to be occupied for any business or purpose deemed disreputable or extra-hazardous on account of fire, under the penalty of damages and forfeiture and in the event of a breach thereof, the term herein shall immediately cease and terminate at the option of the Landlord as if it were the expiration of the original term. In the event said consent is obtained, it is agreed that such assignment shall not in any way affect the obligations of the Tenant under this lease, and Tenant shall continue liable therefor, and provided that with respect to any assignment: (1) Written notice thereof shall be given to Landlord within ten (10) days from the date thereof; and (2) The assignee shall assume in writing all the terms, covenants and conditions of this lease; and (3) That an executed and acknowledged copy of the assignment and assumption agreement shall be furnished to the Landlord within ten (10) days from the date thereof. The foregoing provisions shall be applicable to each and every assignment. Acceptance of rent by the Landlord from an assignee Tenant without such notice and receipt of a copy of assumption of lease shall not constitute a waiver of this provision. Provided, however, the Tenant shall not be entitled to assign pursuant to this paragraph at any time during which it is in default under any of the terms of the within lease, including but not limited to any time during which it is in default of the payment of rent.

                (B) Acceptance of rent by the Landlord from any occupant of the demised premises or assignee, or any successor alleged successor in interest, whatsoever of the Tenant from its obligation to pay notice, shall not relieve the Tenant from its obligation to pay rent under the terms of this lease or any other obligation thereunder. Further, acceptance of such rent shall not constitute recognition of any other occupant or person, firm or corporation as lawful Tenant of the demised premises under this lease.

                (C) PURPOSELY OMITTED.

                (D) PURPOSELY OMITTED.


                    NOTICE OF FIRE OR DEFECTIVE CONDITIONS
                    --------------------------------------

             5. (A) Tenant must give Landlord prompt notice of fire, accident, damage or dangerous or defective condition. If the Premises cannot be used because of fire or other casualty, Tenant is not required to pay rent for the time the Premises are unusable. If part of the Premises can not be used, Tenant must pay rent for the usable part. Landlord shall have the right to decide which part of the Premises is usable. Landlord need only repair the damaged structural parts of the

Premises. Landlord is not required to repair or replace any equipment, fixtures, furnishings or decorations unless originally installed by Landlord. Landlord is not responsible for delays due to settling insurance claims obtaining estimates, labor and supply problems or any other cause not fully under landlord's control.

                (B)  PURPOSELY OMITTED.

                (C) Landlord has the right to demolish or rebuild the Building if there is substantial damage by fire or other casualty. Substantial damage shall mean if in excess of fifty (50%) percent of the building has been damaged. Landlord may cancel this Lease within 30 days after the substantial fire or casualty by giving Tenant notice of Landlord's intention to demolish or rebuild. The Lease will end 30 days after Landlord's cancellation notice to Tenant. Tenant must deliver the Premises to Landlord on or before the cancellation date in the notice and pay all rent due to the date of the fire or casualty. If the Lease is cancelled Landlord is not required to repair the Premises or Building. The cancellation does not release Tenant of liability in connection with the fire or casualty. This Section is intended to replace the terms of New York Real Property Law Section 227.

                         LANDLORD'S RIGHT TO INSPECT
                         ---------------------------

          6. The said Tenant agrees that the said Landlord and the Landlord's agents and other representatives shall have the right to enter into and upon said premises, or any part thereof, at all reasonable hours for the purpose of examining the same, or making such repairs or alterations therein as may be necessary for the safety and preservation thereof.

                      LANDLORD'S RIGHT TO SHOW PREMISES
                      ---------------------------------

          7. The Tenant also agrees to permit the Landlord or the Landlord's agents to show the premises to persons wishing to hire or purchase the same;
and the Tenant further agrees that on and after the sixth month, next preceding the expiration of the term hereby granted, the Landlord or the Landlord's agents shall have the right to place notices on the front of said premises, or any part thereof, offering the premises "To Let" or "For Sale", and the Tenant hereby agrees to permit the same to remain thereon without hindrance or molestation. Landlord agrees wherever possible to give Tenant Notice reference to showing the premises and further to do it only during business hours.

                                    OPTION
                                    ------

          8. The Landlord will advise the Tenant that if at the end of the three (3) year terms of this Lease the front portion of the building representing fifty-eight (58%) percent of the building is not vacant, the Tenant shall have the option to extend this Lease for a further term of two (2) years commencing June 1, 1999 and terminating May 31, 2001, upon the same terms and conditions set forth, except that the rental shall be as stated in the Rent Schedule annexed hereto. However, in the event the front portion of the building is vacant at the time of the termination of this Lease, then the Tenant shall have the option to rent the entire building, the rental to be agreed upon by the parties at that time. In the event the Tenant does not elect to rent the front portion of the building and the Landlord is able to rent the front portion of the building prior to the termination date of this Lease, then

[ILLEGIBLE] shall have the option to extend this Lease for an additional two (2) years under the terms hereinabove provided.

          The Landlord shall notify the Tenant in writing three (3) months prior to the expiration of this Lease as to the status of the front portion of the building, and Tenant at that time shall exercise whatever options are available as hereinabove provided.

                                REPAIR OF GLASS
                                ---------------

          9. Landlord may insure, and keep insured, all plate glass in the demised premises for and in the name of Landlord. Bills, for the premiums therefor shall be rendered by Landlord to Tenant at such times as Landlord may elect, and shall be due from, and payable by Tenant when rendered, and the amount thereof shall be deemed to be, and be paid as, additional rental. Damage and injury to the said premises, caused by the carelessness, negligence or improper conduct on the part of the said Tenant or the Tenant's agents or employees shall be repaired as speedily as possible by the Tenant at the Tenant's own cost and expense. The Tenant shall have the right, at its own costs and expense, to repair any broken glass in and about the demised premises.

                               AUTHORITY TO SIGN
                               -----------------

         10. Landlord and Tenant represent to each other that the party executing this lease has full authority to sign said lease on behalf of said party.

                                     SIGNS
                                     -----

          11. (A) The Tenant shall neither place, or cause or allow to be placed any sign or signs of any kind whatsoever at, in or about the entrance to said premises or any other part of same, except in or at such place or places as may be indicated by the Landlord and consented to by the Landlord in writing. And in case the Landlord or the Landlord's representative shall deem it necessary to remove any such sign or signs in order to paint the said premises or the building wherein same is situated or make any other repairs, alterations or improvements in or upon said premises or building or any part thereof, the Landlord shall have the right to do so, providing the same be removed and replaced at the Landlord's expense, whenever the said repairs, alterations or improvements shall be completed.

                (B) Notwithstanding the provisions of subparagraph (a) above, permission is given to the Tenant to maintain upon the premises such sign and/or signs as the Tenant in its discretion shall from time to time determine provided the Tenant at its own cost and expense shall obtain all necessary permits and licenses in connection therewith. Subject, however, to the written consent of the Landlord, as to the size and design of said sign and to the method of attaching said sign to the building. No sign may be attached to the roof of the said premises. No signs of any kind may be painted on the building and all signs are to be removed upon the termination of the Lease.

                      LANDLORD'S EXEMPTION FROM LIABILITY
                      -----------------------------------

          12. That the Landlord is exempt from any and all liability for any damage or injury to persons or property caused by or resulting from steam, electricity, gas, water, rain, ice or snow, or any leak or flow from or into any part of said building or from any damage or injury resulting or arising from any other cause or happening whatsoever unless said damage or injury be caused by or be due to the negligence of the Landlord.

                         LANDLORD'S RIGHT TO RE-ENTER
                         ----------------------------

                  13.      PURPOSELY OMITTED.

                                 SUBORDINATION
                                 -------------

                  14. (A) That this instrument shall not be a lien against said premises in respect to any mortgages that are now on or that hereafter may be placed against said premises, and that the recording of such mortgage shall have preference and precedence and be superior and prior in lien of this lease, irrespective of the date of recording and the Tenant agrees to execute without cost, any such instrument which may be deemed necessary or desirable by the Landlord's lending institution to further effect the subordination of this lease to any such mortgage or mortgages, and a refusal to execute such instrument shall entitle the Landlord to hold the Tenant in default and to commence a summary proceeding to terminate the Lease.

                      (B) Supplementing paragraph 14 of the lease, the Tenant agrees that the Tenant will execute and deliver any instrument that may be required subordinating this lease to any mortgage which the Landlord may place on the subject premises.

                      (C) In the event the Landlord mortgagee requires any modifications of this Lease, the tenant shall give its consent to such changes provided such changes do not interfere with Tenant's use and occupancy of the premises, nor imposes upon the Tenant any additional payments.

                                   SECURITY
                                   --------

                  15. (A) The Tenant has this day deposited with the Landlord the sum of $2,708.34 as one month security. As additional security the Tenant shall deposit with the Landlord as additional security the sum of $2,708.34 on September 1, 1996 and an additional security deposit of $2,708.34 on October 1, 1996. These payments shall serve as security for the full and faithful performance by the Tenant of all the terms, covenants and conditions of this lease upon the Tenant's part to be performed, which said sum shall be returned to the Tenant after the time fixed as the expiration of the term herein, provided the Tenant has fully and faithfully carried out all of said terms, covenants and conditions on Tenant's part to be performed. In the event of a bonafide sale, subject to this lease, the Landlord shall have the right to transfer the security to the vendee for the benefit of the Tenant and the Landlord shall be considered released by the Tenant from all liability for the return of such security; and the Tenant agrees to look to the new Landlord solely for the return of the said security, and it is agreed that this shall apply to every transfer or assignment made of the security to a new Landlord.

                     (B) The Tenant hereby authorizes the Landlord the use of the security and waives having said security being put in a separate bank account.

                         NON-ASSIGNABILITY OF SECURITY
                         -----------------------------

                  16. That the security deposited under this lease shall not be mortgaged, assigned or encumbered by the Tenant without the written consent of the Landlord.

                                   DEFAULTS
                                   --------

                 17. It is expressly understood and agreed that in case the demised premises shall be deserted or vacated without the consent of the Landlord, or if default be made in the payment of the rent or any part thereof as herein specified, or if, without the consent of the Landlord, the Tenant shall sell, assign, or mortgage this lease or if default be made in the performance of any of the covenants and agreements in this lease contained on the part of the Tenant to be kept and performed, or if the Tenant shall fail to comply with any of the statutes, ordinances, rules, orders, regulations and requirements of the Federal, State and Local Governments or of any and all their Departments and Bureaus, applicable to said premises, or if the Tenant shall file or there be filed against Tenant a petition in bankrupt or arrangement, or Tenant be adjudicated a bankrupt or make an assignment for the benefit of creditors or take advantage of any insolvency act, the Landlord may, if the Landlord so elects, at any time thereafter terminate this lease and the term hereof, on giving to the Tenant five days' notice in writing by certified mail of the Landlord's intention so to do, and this lease and the term hereof shall expire and come to an end on the date fixed in such notice as if the said date were the date originally fixed in this lease for the expiration hereof. Such notice may be given by mail to the Tenant addressed to the demised premises.

                            WATER AND SEWER CHARGES
                            -----------------------

                 18. Tenant shall pay forty-two (42%) of all of the sewer rent or charges imposed upon the building. All such rents or charges or expenses shall be paid as additional rent and shall be added to the next month's rent thereafter to become due.


                    TENANT'S LIABILITY AND FIRE INSURANCE
                    -------------------------------------

                 19. The Landlord represents that he will arrange for fire and liability insurance for both the landlord and the Tenant in the amounts of $500,000.00 for any one person; $1,000,000.00 for any incident. That the cost of this insurance shall be born by the Tenant. The Landlord represents that the premium for the first year of the lease will be in the amount of $4,149.45 which the Tenant agrees to pay to the Landlord forty two (42%) percent of said premium, to wit: the sum of $1,742.69. Said payments are to be made not more than quarterly nor more than semi-annually as bills from the insurance company are received. Landlord to supply copy of quarterly or semi-annual insurance bill to Tenant. Tenant is to make payment within twenty (20) days. Landlord represents said policy also insures the Landlord for full replacement of premises in the event of fire. Tenant to secure own insurance for contents. All such payments required to be made by the Tenant shall be deemed as additional rent.

                        NO WAIVER OF LANDLORD'S RIGHTS
                        ------------------------------

                 20. The failure of the Landlord to insist upon a strict performance of any of the terms, conditions and covenants herein, shall not be deemed a waiver of any rights or remedies that the Landlord may have, and shall not be deemed a waiver of any subsequent breach or default in the terms, conditions and covenants herein contained. This instrument may

                                 CONDEMNATION
                                 ------------

     21. If the whole or any part of the demised premises shall be acquired or condemned by Eminent Domain for any public or quasi public use or purpose, then and in that event, the term of this lease shall cease and terminate from the date of title vesting in such proceeding and Tenant shall have no claim against Landlord for the value of any unexpired term of said lease. No part of any award shall belong to the Tenant.

                           REMOVAL OF TRADE FIXTURES
                           -------------------------

     22. If after default in payment of rent or violation of any other provision of this lease, or upon the expiration of this lease, the Tenant moves out or is dispossessed and fails to remove any trade fixtures or other property prior to such said default, then and in that event, the said fixtures and property shall be deemed abandoned by the said Tenant and shall become the property of the Landlord.

                 TENANT'S LIABILITY AFTER TERMINATION OF LEASE
                 ---------------------------------------------

     23. In the event that the relation of the Landlord and Tenant may cease or terminate, by the ejectment of the Tenant by summary proceeding or otherwise, or after the abandonment of the premises by the Tenant, it is hereby agreed that the Tenant shall remain liable and shall pay in monthly payments the rent which accrues subsequent to the possession by the Landlord, and Tenant expressly agrees to pay as damages for the breach of the covenants herein contained, the difference between the rent reserved and the rent collected and received, if any, by the Landlord during the remainder of the unexpired term, such difference or deficiency between the rent herein reserved and the rent collected if any, shall become due and payable in monthly payments during the remainder of the unexpired term, as the amounts of such difference or deficiency shall from time to time be ascertained; and it is mutually agreed between Landlord and Tenant that the respective parties hereto shall and hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties against the other on any matters whatsoever arising out of or in any way connected with this lease, the Tenant's use or occupancy of said premises, and/or any claim of injury or damage.

                         TENANT'S WAIVER OF REDEMPTION
                         -----------------------------

     24. The Tenant waives all rights to redeem under any law of the State of New York.

                    LANDLORD'S INABILITY TO SUPPLY SERVICE
                    --------------------------------------

     25. This lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in nowise be affected, impaired or excused because Landlord is unable to supply or is delayed in supplying any service expressly or impliedly to supplied or is unable to make, or is delayed in making any repairs, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Landlord is prevented or delayed [ILLEGIBLE] rule, order or regulation of any department or subdivision thereof of any governmental agency or by reason of the condition of supply and demand which have been or are affected by war or other emergency.


                      NO DIMINUTION OR ABATEMENT OF RENT
                      ----------------------------------

          26. No diminution or abatement of rent, or other compensation, shall be claimed or allowed for inconvenience or discomfort arising from the making of repairs or improvements to the building or to its appliances, nor for any space taken to comply with any law, ordinance or order of a governmental authority. In respect to the various "services," if any, herein expressly or impliedly agreed to be furnished by the Landlord to the Tenant, it is agreed that there shall be no diminution or abatement of the rent, or any other compensation, for interruption or curtailment of such "service" when such interruption or curtailment shall be due to accident, alterations or repairs desirable or necessary to be made or to the inability or difficulty in securing supplies or labor for the maintenance of such "service" or to some other cause, not gross negligence on the part of the Landlord. No such interruption or curtailment of any such "service" shall be deemed a constructive eviction. The Landlord shall not be required to furnish, and the Tenant shall not be entitled to receive, any of such "services" during any period wherein the Tenant shall be in default in respect to the payment of rent. Neither shall there be any abatement or diminution of rent because of making repairs, improvements or decorations to the demised premises after the date above fixed for the commencement of the term, it being understood that rent shall, in any event, commence to run at such date so above fixed.

              LANDLORD NOT LIABLE FOR FAILURE TO GIVE POSSESSION
              --------------------------------------------------

          27. Landlord shall not be liable for failure to give possession of the premises upon commencement date by reason of the fact that premises are not ready for occupancy or because a prior Tenant or any other person is wrongfully holding over or is in wrongful possession, or for any other reason. The rent shall not commence until possession is given or is available, but the term herein shall not be extended. Anything to the contrary notwithstanding the Tenant is hereby given permission to enter upon the premises and take possession of same upon the execution of this Lease and the payment of all monies required hereunder and shall not be liable for the payment of any rent until September 1, 1996, as rent for the months of June, July and August have been paid in advance as provided for under Article I of this Lease.

                               REAL ESTATE TAXES
                               -----------------

          28. In the event the real property tax for the demised premises are increased at any time during the term hereof over and above the 1995/96 School Tax, which tax this Landlord represents is $19,848.00 and 1996 Town Tax which Landlord represents is $11,475.00 forty two (42%) percent difference representing the increase of any subsequent year over the aforesaid year shall
                 --------
be paid by the Tenant as additional rental to be paid within thirty (30) days after said tax becomes due and payable to the proper taxing authority. Increases of taxes herein shall be deemed to include any increase due to an increase of the rate of tax for each hundred dollars of assessed valuation over the rate in the aforesaid tax years. Landlord represents that the building has been fully assessed.

                               NO OBSTRUCTIONS
                               ---------------

     29. The Tenant shall neither encumber or obstruct the sidewalk or areas, if any, in front of the building or the entrance of the building, nor allow the same to be obstructed or encumbered in any manner in violation of the law. Tenant shall at the Tenant's expense expressly assume the obligation of keeping the area in and about the demised premises free and clear of all dirt, rubbish, refuse, debris, snow, sleet and ice.

                                NO ALTERATIONS
                                --------------

     30. No changes, alterations or additions shall be made to the demised premises by Tenant without the prior approval of Landlord, which approval shall not be unreasonably withheld. Prior to making any such changes, alterations or additions, Tenant shall submit written plans and drawings respecting same to Landlord and Landlord shall approve or disapprove same within fifteen (15) days after receipt thereof, and if Landlord fails to disapprove such plans and drawings by notice in writing to Tenant within such time, they shall be deemed approved. All changes, alterations and additions shall comply with the applicable City, County and State laws, statutes, orders, ordinances, rules and regulations. Landlord agrees, if necessary, to join in any applications to governmental authorities for such permits as may be required to do the work contemplated in this paragraph. Any permanent additions to or alterations of the demised premises which cannot be removed without material damage to the demised premises, except removable paneling and wall fixtures and furniture and trade fixtures (and further excluding all signs, and goods and materials used in the Tenant's business) shall become a part of the realty and belong to Landlord unless otherwise agreed by Landlord and Tenant. Tenant's removable paneling and wall fixtures and furniture, trade fixtures, signs, goods and materials used in Tenant's business shall at all times remain personal property and may be removed from time to time by Tenant or other occupants of the demised premises, provided, however, that Tenant shall be responsible for the cost or repair of any physical injury to the demised premises caused by the removal of any such property, but not for any diminution in value of the demised premises caused by the absence of the property removed or by any necessity for replacing such property.

                               ENVIRONMENTAL LAW
                               -----------------

     31. (A) In the event the Tenant uses contaminated or hazardous materials, it shall give prompt notice of same to the Department of Environmental Agency of the State of New York and the County Board of Health or any other governmental agency requiring same. The Tenant agrees not to discharge any item other than sanitary waste into the existing cesspool which is connected to the bathrooms' waste line.

          The Tenant agrees not to discharge any contaminated materials or toxic waste arising from any processes used in connection with the Tenant's business operation into the ground, the cesspool, drainage, or sewer system, and the Tenant shall comply with all rules and regulations of all governmental agencies having jurisdiction over the disposal of toxic waste. It being understood that if failure to comply with the rules and regulations of any governmental agency shall be deemed a major default in the lease.

          If the Tenant receives any notice of the [ILLEGIBLE] happening of any event involving the use, spill, discharge or clean-up of any hazardous or toxic substance or waste or any oil or pesticide on or about the demised premises or into the sewer septic system or waste treatment systems servicing the demised premises (any such event is hereinafter referred to as "Hazardous Discharge") or of any complaint, order, citation or notice with regard to air omissions, water discharges, noise omissions or any other environmental health or safety matter affecting the Tenant ("Environmental Complaint") from any person or entity including the Department of Environmental Conservation ("DEC"), United States Environmental Protection Agency ("EPA") or any other governmental agency, the Tenant shall give immediate oral or written notice of same to the Landlord detailing all relevant facts and circumstances.

          The Tenant gives the Landlord and/or its agent, the right to make periodic inspections of the demised premises for the purposes of investigating and ascertaining the Tenant's use of contaminated materials and conducting a complete environmental audit. In the event the Landlord, upon reasonable cause, elects to have environmental tests, the Tenant shall be liable for the costs of these tests if the results of said tests show that there is a violation of any environmental law. In such event, the cost of said tests shall be deemed as additional rent and failure to pay same within thirty (30) days after demand shall be deemed a breach of the Lease for non payment of rent. In further addition thereto, the Tenant shall be liable to the Landlord for all damages resulting from their action in violation of any environmental law.

          The Landlord shall have the right but not the obligation to enter onto the premises or to take such actions as it deems necessary or advisable to clean up, remove, resolve or minimize the impact of or otherwise deal with any Hazardous Discharge or Environmental Complaint upon its receipt of any notice from any person or entity asserting the happening of a Hazardous Discharge or any Environmental Complaint on or pertaining to the premises. All costs and expenses incurred by the landlord in the exercise of any such rights shall be deemed to be additional rent hereunder and shall be payable by the tenant to the Landlord upon demand. This paragraph shall survive the expiration date or sooner termination or this Lease. In addition thereto, the Landlord shall have the right to obtain injunctive relief to prohibit the Tenant from being in violation of any Environmental Law and shall be further entitled to any further relief he may be entitled to either at law or equity.

              (B) The Tenant shall indemnify and save the Landlord, its heirs, successors or assigns, harmless against any and all claims, obligations, liabilities, violations, penalties, governmental orders, suits, causes of action, judgments, damages, whether civil or criminal or both, of any and all kind or nature to which Landlord may be subject in connection with any pollution and/or hazardous wastes resulting from spills of any chemicals or other waste materials or otherwise at the demised premises or any other property caused by or resulting from the use and the operation of the demised premises by the Tenant, its successors or assigns during Tenant's occupancy of the demised premises, whether such pollution and/or hazardous waste shall affect the demised premises or other premises or both, including injuries to persons, loss of life and damage to property. This indemnification and save harmless agreement shall also cover any and all liens for hazardous waste clean-up expenses in favor of the United States, New York State or any political subdivision thereof including the County of Nassau and Town of Hempstead and any governmental department of any of the foregoing as well as the Landlord.

          This indemnification shall include but not be limited to, reasonable legal fees and other charges to which the Landlord may be put in defending against any proceedings in connection with the foregoing. This indemnification and save harmless agreement shall survive the termination of the Lease.


                                  UTILITIES
                                  ---------

     32. Landlord represents that the premises being leased herein has its electric meter and that the Tenant shall be solely responsible for the payment of all utilities for all the electrical use of said demised premises. Tenant agrees to open in his own name an account with the Long Island Lighting Company prior to taking occupancy, but in no event later than June 1, 1996.


                               UTILITY EASEMENTS
                               -----------------


     33. This Lease is subject and subordinate to any utility or drainage easement or easements now in effect with respect to the demised premises and/or to any utility or drainage easements hereafter granted by the Landlord, provided same could not unreasonably interfere with the Tenant's use or enjoyment of the premises. The Tenant further agrees at the request of the Landlord, at any time during the term hereof, to execute any and all instruments to effect subordination to any such utility easement or easements.


                       DEFINITION OF STRUCTURAL REPAIRS
                       --------------------------------


     34. (A) Structural repairs as herein provided for, as being the responsibility of the Landlord are defined as follows: the exterior walls, the foundations and the steel framing, roof and columns. It being understood that the liability to the Landlord for the repair of said structural repairs is limited to such repair, as is not the result of the acts, omission or default on the part of the Tenant, its agents, employees or any third-party conducting business with the Tenant.

          (B) In the event there is any structural repair that is the obligation of the Landlord to make, the landlord's liability is limited to the making of said repair only and in no event shall the landlord be responsible for the consequential damages, direct or indirect. In the event of an emergency, however, the Tenant shall have the right upon giving Landlord written notice, or (telegram) to make the repair and have the right to offset the cost of said repair against the next month's rent. Said repair shall be made by a reputable contractor and copy of the repair bill shall be submitted to the Landlord.

          (C) The Landlord agrees to maintain the roof, provided any repairs that are required are not the result of the acts, omissions or default upon the Tenant, its agents, employees or any third party conducting business with the Tenant. Tenant agrees not to make any openings in the roof without the Landlord's written consent.


                                MECHANIC LIENS
                                --------------


     35. The Tenant will not permit any mechanic's or materialsmen's or other liens to stand against the demised premises for any labor or material furnished the Tenant in connection with work of any character performed on said premises by or at the direction of the Tenant; and the Landlord will not permit any such liens for [ILLEGIBLE]

Landlord to stand against such premises. However, the Landlord and the Tenant shall respectively have the right to contest the validity or amount of any such lien, but upon the final determination of such questions shall immediately pay any adverse judgment rendered with all proper costs and charges and shall have the lien released at the contestant's own expense. If Landlord or Tenant desires to contest any such lien, then prior to commencing such contest it will furnish the other party with a bond, if requested, to secure the payment of such obligation.

                              SUMMARY PROCEEDINGS
                              -------------------

        36. In the event a summary proceeding is commenced by the Landlord or his successors and assigns, for non-payment of rent during any part of the term hereunder, then the Landlord shall be entitled to reasonable attorney's fees and the usual court costs and said attorney's fees and court costs may be added to the amount demanded in any such summary proceeding. A summary proceeding shall be deemed to have been commenced hereunder upon service of petition and precept upon the Tenant. Such legal expense shall be payable together with the defaulted rent, and in default of payment may be added to the amount of the rent due for the succeeding month's rent. This clause shall be applicable to any assignee of the Tenant hereunder as well as the Tenant.

                             SURRENDER OF PREMISES
                             ---------------------

        37. Upon the expiration or other termination of the term of this lease, Tenant shall quit and surrender to Landlord the demised premises, (including the parking, driveways and landscaped areas) broom clean, in good order and condition, reasonable wear and tear excepted, and Tenant shall remove all of its property from the premises. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of the term of this lease. If the last day of the term of this lease or any renewal thereof falls on Sunday, this lease shall expire on the business day immediately preceding.

                               EVENT OF DEFAULT
                               ----------------

        38. If any one or more of the following events (hereinafter sometimes called "Events of Default" shall occur:

             (A) If this lease or the estate of Tenant hereunder shall be transferred or assigned to any other person or party, except in the manner as herein permitted, and Tenant shall fail to remedy or correct the same within fifteen (15) days after notice by Landlord; or

             (B) If default shall be made in the due and punctual payment of the net rent or additional rent payable under this lease or any part thereof when and as the same shall become due and payable, and such default shall continue for a period of ten (10) days; or

             (C) If Tenant shall fail to deposit with the Landlord the Tenant's proportionate share of the real estate taxes assessed or imposed against the Demised Premises or other monies as provided by the provisions under the terms of this Article, or any further rent payments, and any such default shall continue for a period of ten (10) days after notice by the performance of or compliance with any of the other covenants, agreements, terms or conditions contained in this lease, and such default shall continue for a period of twenty (20) days after written notice thereof from Landlord to Tenant except if said default cannot reasonably be remedied within twenty (20) days after written notice of such default, then no default shall be deemed to exist, if Tenant shall have promptly commenced to cure said default within said twenty (20) day period and continues to prosecute the within due diligence to completion.

          (E) If at any time during the term hereby demised, there shall be filed by Tenant in any court pursuant to any statute, either of the United States or any State, a petition in bankruptcy or insolvency, or for reorganization, or for the appointment of a receiver or trustee of all or a portion of Tenant's property, or if Tenant makes an assignment for the benefit of creditors or petition for or enter into an arrangement; or

          (F) If at any time during the term hereby demised, there shall be filed against Tenant in any court pursuant to any statute either of the United States or of any State, a petition in bankruptcy or insolvency, or for reorganization, or for appointment of a receiver or trustee of all or a portion of Tenant's property, and if within ninety (90) days after the commencement of any such proceedings against Tenant the same shall not have been dismissed; then and in any such event, Landlord may serve a written five (5) day notice of cancellation and termination of this lease, and upon the expiration of said five (5) days, this lease and the term thereunder shall end and expire as fully and completely as if the date of expiration of such five (5) day period were the day herein definitely fixed for the end and expiration of this lease and the term thereof, and Tenant shall then quit and surrender to Landlord the Demised Premises and each and every part thereof, but Tenant shall remain liable as hereinafter provided.

                                 COUNTERCLAIM
                                 ------------

     39. The Tenant hereby agrees not to interpose any counterclaim or set off of whatever nature or description in any action or summary proceedings by the Landlord against the Tenant for non-payment of rent, damages or deficiencies, whether such action or summary proceeding be brought under this lease or any renewal, extension, holdover, or modification thereof. Nothing herein contained, however, shall be construed as a waiver of the Tenant's right as a separate action on a bona fide claim against the Landlord.

                        LANDLORD NO PERSONAL LIABILITY
                        ------------------------------

     40. It is specifically understood and agreed that there shall be absolutely no personal liability on the part of the Landlord or its successors and interest with respect to any of the terms, covenants and conditions of this lease, and Tenant shall look solely to the equity of Landlord or such successor in interest in the lease in the building for the satisfaction of each and every remedy of Tenant in the event of any breach by Landlord or by the successor in interest of any of the terms, covenants and conditions of this lease to be performed by Landlord, such exculpation of personal liability to be absolutely and without any exception whatsoever.

                                    NOTICES
                                    -------

     41. All notices required to be given the Tenant or Landlord under this lease shall be given by certified mail addressed to the respective parties at the addresses set forth below or such other place designated by them in writing:

     LANDLORD: Harlo Associates
               275 Broad Hollow Road
               Melville, New York 11747
               Attn: Herbert Haft

     COPY TO:  Roseman Roseman & Feldman, Esqs.
               8 Fletcher Place
               Melville, New York 11747
               Attn: Gilbert Roseman, Esq.

     TENANT:   Bactolac Pharmaceuticals, Inc.
               52-02 Grand Avenue-Unit H,
               Maspeth, N.Y. 11378
               Attn: Mr. Pailla Reddy

     COPY TO:  M.S. Chawla, Esq.
               74-09 37th Avenue, Suite 419
               Jackson Heights, N.Y. 11372


                                    BROKER
                                    ------

     42. The parties represent that SCHACKER REAL ESTATE CORP. is the broker that brought about this agreement. Landlord agrees to be solely responsible for the payment of broker's commissions reference this Lease, as per separate agreement.


                           TENANT'S INDEMNIFICATION
                           ------------------------

     43. (A) Tenant shall indemnify and save Landlord harmless from and against, and shall reimburse Landlord for, all liabilities, obligations, damages, fines, penalties, claims, demands, costs, charges, judgments and expenses, including but not limited to, reasonable architects; and attorneys' fees, which may be imposed upon or incurred or paid by or asserted against Landlord or Landlord's fee or reversionary or other interest in the demised premises by reason of or in connection with any of the following occurring during the terms of this lease:

         (i) Any Tenant's alterations and any part thereof in connection therewith;

         (ii) The Tenant's use, non-use, possession, occupation, condition, operation, maintenance or management of the demised premises or any part thereof;

         (iii) Any negligent or tortious act on the part of Tenant or any of its agents, contractors, servants, employees, sub-tenants or licensees;

         (iv) Any accident, injury, death or damage to any person or property occurring in, on or about the demised premises or any part thereof, limited to the amount of insurance coverage for such damages provided the Tenant has complied with the insurance requirements as set forth in this lease.

         (v) Any failure on the part of Tenant to [ILLEGIBLE] with any of the covenants, agreements, terms, provisions, conditions or limitations contained in this lease or its part to be performed or complied with.

          Nothing contained in this Sub-paragraph (A) shall be deemed to require Tenant to indemnify Landlord with respect to any tortious act committed by Landlord, or with respect to expenses incurred by Landlord which Tenant is not obligated under the provisions of this lease to pay or reimburse Landlord for.

          (B) In case any action or proceeding is brought against Landlord by reason of any claim mentioned in this Article, Tenant, upon notice from Landlord, shall, at Tenant's expense resist or defend such action or proceeding in Landlord's name, if necessary, by counsel for the insurance company, if such claim is covered by insurance, otherwise, by counsel approved by Landlord.

          (C) The provisions of this Article shall not in any way be affected by the absence in any case of any covering insurance or by the failure or refusal of any insurance company to perform any obligation on its part.

                            TENANT ESTOPPEL LETTER
                            ----------------------

     44. Tenant agrees at any time and from time to time, upon not less than ten
(10) days prior notice by Landlord, to execute, acknowledge and deliver, without charge, to Landlord, or to any person designated by Landlord, a statement in writing certifying that this lease is unmodified (or if there have been modifications, indentifying the same by the date thereof and specifying the nature thereof), that Tenant has not received any notice of termination of this lease (or if Tenant has received such a notice, that it has been revoked, if such be the case), that to the knowledge of Tenant no Event of Default exists, specifying the same and stating that the same has been cured, if such be the case), that Tenant to its knowledge has no claims against Landlord hereunder (or if Tenant has any such claims, specifying the same), and the dates to which the net rent and the other sums and charges payable by Tenant hereunder have been paid.

                                QUIET ENJOYMENT
                                ---------------

     45. And the said Landlord doth covenant that the said Tenant on paying the said yearly rent, and performing the covenants aforesaid, shall and may peacefully and quietly have, hold and enjoy the said demised premises for the term aforesaid, provided, however, that this covenant shall be conditioned upon the retention of title to the premises by the Landlord.

                            LANDLORD'S WORK LETTER
                            ----------------------

     46. Landlord agrees to do the following work at the premises:

      SEE ANNEXED LETTER WHICH IS MADE PART OF THIS LEASE.

                                  LATE CHARGE
                                  -----------

     47. When rent is not paid by the tenth of the month, for which it is due, the Tenant agrees to pay a late charge of three (3%) percent of the rent due. This shall also apply for any dishonored check which results in the failure of

                             EXTERIOR MAINTENANCE
                             --------------------

           48. The Tenant acknowledges that the leased premises are part of a building in which this Tenant occupies forty two (42%) percent. The Tenant agrees to cooperate with other Tenants reference maintaining the outside of the demised premises, including but not limited to, snow removal, parking lot maintenance, etc. This Tenant shall only be responsible for forty two (42%) percent of the cost for said maintenance.

               Landlord agrees that a similar clause as this will be contained in any Lease given to any subsequent Tenant for the remainder of the property and that said clause is included in any existing leases.


                             HEAT, WATER AND HVAC
                             --------------------

           49. Landlord represents that the building is heated by oil and that there is only one oil tank that supplies fuel for the heating system for the entire building. Tenant agrees to cooperate with the Landlord and/or other Tenant reference the purchase of oil and the payment of water bills. this Tenant agrees to be responsible for the payment of forty two (42%) percent of all heating and water costs. If Tenant cannot agree on supplier of oil, Landlord will choose the oil company to service the building. The present Tenant of the front portion of the premises is presently paying all of the heating and water bills and is maintaining the heating, ventilating and air condition equipment. Said Tenant will present the bills for said items and the Tenant herein will reimburse that Tenant for forty-two (42%) percent of the cost of same. Failure to make these payments to the Tenant shall be deemed a default in the payment of rent.


                               ENTIRE AGREEMENT
                               ----------------

           50. This lease contains the entire agreement between the parties and all prior negotiations and agreements are merged herein. Neither Landlord nor Landlord's agent or representative has made any representation, or statement, or promise, upon which Tenant has relied regarding any matter or thing relating to the Building, the land allocated to it, (including parking area) or the demised premises, or any other matter whatsoever, except as is expressly set forth in this lease, including, but without limiting the generality of the forgoing, any statement, representation or promise as to the fitness of the demised premises for any particular use, the services to be rendered to the demised premises or the prospective amount of any item of additional rent. No rights, easements or licenses are or shall be acquired by Tenant by implication or otherwise unless expressly set forth in this lease. This lease may not be changed, modified or discharged, in whole or in part, orally, and no executory agreement shall be effective to change, modify or discharge, in whole or in part, this lease or any obligations under this lease, unless such agreement is set forth in a written instrument executed by Landlord and Tenant.


                            INDEPENDENT COVENANTS
                            ---------------------

           51. Each and every covenant contained in the within lease shall be deemed separate and independent and not dependent upon any other provision of this lease nor the use and occupation of the premises by the Tenant. In the event any portion or paragraph of this lease shall be declared invalid, the balance of any affected paragraph and the balance of the provisions hereof shall remain in full force and effect.

        AND IT IS MUTUALLY UNDERSTOOD AND AGREED that the covenants and agreements contained in the within Lease shall be binding upon the parties hereto and upon their respective successors, heirs, executors and administrators.

        IN WITNESS WHEREOF, the parties have interchangeably set their hands and seals (or caused these presents to be signed by their proper corporate offices and caused their proper corporate seal to be hereto affixed) this 15 day of April, 1996.


                                 Signed, sealed and delivered in the presence of

                                                HARLO ASSOCIATES

                                             By: /s/ Herbert Haft
                                                --------------------------------
                                                     HERBERT HAFT, Partner


                                             BACTOLAC PHARMACEUTICALS, INC.

                                             By: /s/ Pailla Reddy
                                                --------------------------------
                                                     PAILLA REDDY


                                     -17-